                                                                    EXHIBIT 24.2


                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto, duly authorized in Foster City, California, on August 6, 1999.

                                        Webvan Group, Inc.


                                        By: /s/ LOUIS H. BORDERS
                                           -------------------------------------
                                           Louis H. Borders
                                           President and Chief Executive Officer


                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Louis H. Borders and Kevin R. Czinger, and each of them his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any amendment or post-effective amendment to this Registration on Form S-1 or abbreviated registration statement (including, without limitation, any additional registration filed pursuant to Rule 462 under the Securities Act of 1933) with respect thereto and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on August 6, 1999 by the following persons in the capacities indicated.

SIGNATURE                                         TITLE
---------                                         -----
/s/ LOUIS H. BORDERS          President, Chief Executive Officer and Chairman of
--------------------------    the Board of Directors (Principal Executive Officer)
Louis H. Borders


/s/ KEVIN R. CZINGER          Senior Vice President, Corporate Operations and
--------------------------    Finance (Principal Financial and Accounting Officer)
Kevin R. Czinger


/s/ DAVID M. BEIRNE           Director
--------------------------
David M. Beirne


/s/ CHRISTOS M. COTSAKOS      Director
--------------------------
Christos M. Cotsakos


/s/ TIM KOOGLE                Director
--------------------------
Tim Koogle


/s/ MICHAEL J. MORITZ         Director
--------------------------
Michael J. Moritz